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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the inclusion in this registration statement on Form S-1 of our report dated March 12, 1997 except for Note 1, Background, and Note 14, as to which the date is October 7, 1997, on our audits of the financial statements of Track 'n Trail. We also consent to the reference to our firm under the caption "Selected Consolidated Financial Information" and "Experts."


                                                    /s/ COOPERS & LYBRAND L.L.P.

                                                        COOPERS & LYBRAND L.L.P.


Sacramento, California
October 7, 1997